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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

           Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                 -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
    5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
    3) Filing Party:

       -------------------------------------------------------------------------
    4) Date Filed:

       -------------------------------------------------------------------------

88214-1

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                           PACIFIC ADVISORS FUND INC.
                       206 North Jackson Street, Suite 301
                           Glendale, California 91206

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        OF THE GOVERNMENT SECURITIES FUND
                           TO BE HELD ON MARCH 15, 2002

To the Shareholders of the Government Securities Fund:

      The Special Meeting of Class A and Class C Shareholders ("Meeting") of the Government Securities Fund ("Fund") of Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. (the "Corporation") will be held at the offices of the Corporation, 206 North Jackson Street, Suite 301, Glendale, California 91206, on Friday, March 15, 2002, at 9:00 a.m. PST, for the following purposes:

       1. To approve or disapprove a change in concentration policy for the Government Securities Fund;

       2. To transact any other business that may properly come before the Meeting.


      The Board of Directors has fixed the close of business on January 4, 2002, as the Record Date for the determination of Shareholders entitled to notice of and to vote at the Meeting, and any adjournment thereof.

      This Proxy Statement, which is first being mailed to Shareholders on or about January 18, 2002, sets forth concisely the information that a shareholder of the above Fund should know before voting on the proposal. It should be read and retained for future reference.

                                    By Order of the Board of Directors

                                    /s/ THOMAS H. HANSON
                                    ------------------------
                                    Thomas H. Hanson
                                    Secretary

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

88214-1

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                           PACIFIC ADVISORS FUND INC.
                            206 North Jackson Street
                                    Suite 301
                           Glendale, California 91206

                                January 18, 2002

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                        OF THE GOVERNMENT SECURITIES FUND
                          TO BE HELD ON MARCH 15, 2002

MEETING INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Pacific Global Fund, Inc. d/b/a/ Pacific Advisors Fund Inc. ("Corporation") for use at the Special Meeting of Class A and Class C Shareholders of the Government Securities Fund (the "Fund") to be held at the offices of the Corporation, 206 North Jackson Street, Suite 301, Glendale, California 91206, on March 15, 2002, at 9:00 a.m. PST ("Meeting"), and any adjournment or adjournments thereof.

PURPOSE OF MEETING

The purpose of the Meeting is to hold a shareholder vote on the following proposal:

         TO AMEND THE FUND'S INVESTMENT POLICY REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY.

The shareholders will also have an opportunity to transact any other business that may properly come before the Meeting. This Proxy Statement, which is first being mailed to shareholders on or about January 18, 2002, sets forth concisely the information that a shareholder of the Fund should know before voting on the proposal. It should be read and retained for future reference.

WHO MAY VOTE

The Fund's shareholders of record as of the close of business on January 4, 2002 ("Record Date"), are entitled to notice of and to vote at the Meeting. Each shareholder of the Fund may cast one vote for each full share and an appropriate fraction of a vote for each fractional share of the Fund that he owns on the Record Date. As of the Record Date, the Fund had 1,055,837.7250 shares outstanding, of which 637,951.4260 were Class A shares and 417,886.2990 were Class C shares.

VOTING PROCEDURE AND VOTE REQUIRED

You may vote on the proposal by (i) completing the enclosed proxy card, signing it and mailing it back to us in the envelope provided or by (ii) attending the Meeting in person and voting. All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. You may revoke your proxy at any time prior to its exercise at the Meeting by written notice to the Secretary of the Corporation, by executing a subsequent proxy, or by voting in person at the Meeting.

FOR A FREE COPY OF THE FUNDS' MOST RECENT ANNUAL REPORT, AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, WRITE TO US AT PACIFIC ADVISORS FUND INC., 206 NORTH JACKSON STREET, SUITE 301, GLENDALE, CALIFORNIA 91206, OR CALL, TOLL-FREE, 1-800-989-6693, DURING NORMAL BUSINESS HOURS.

88214-1
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Shares represented by proxy cards will be voted in accordance with the instructions thereon. If you properly execute your proxy card and give no instruction, your shares will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

Under the Corporation's By-Laws, a quorum is constituted by the presence in person or by proxy of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting. The presence of a quorum will be determined separately for each Fund. If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not received, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more items in this proxy statement if sufficient votes have been received and it is otherwise appropriate.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or persons entitled to vote and the broker does not have discretionary voting power. Abstentions and broker non-votes will be counted as shares that are present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal, for which the required vote is a percentage of the shares present.

VOTE REQUIRED: APPROVAL OF EACH PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF
(A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. CLASS A AND CLASS C SHARES OF EACH FUND WILL BE COUNTED TOGETHER IN DETERMINING THE VOTE UNDER EACH PROPOSAL SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL: TO AMEND THE FUND'S INVESTMENT POLICY REGARDING
CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SECURITIES OF
COMPANIES IN THE SAME INDUSTRY.

       The Fund is seeking to change its policy concerning concentration of investments as part of a plan to comply with recently adopted Rule 35d-1 under the 1940 Act. Rule 35d-1 generally requires that any mutual fund whose name suggests that the fund focuses on a particular type of investment or industry must invest at least 80% of the fund's total assets in the type of security suggested by its name. The Fund is covered by Rule 35d-1 because its name, Government Securities Fund, suggests that the Fund focuses on investment in U.S. Government

88214-1
                                       2
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securities. Funds covered by SEC Rule 35d-1 must adopt an investment policy incorporating the 80% investment requirement or change their name.

       The Board has determined that it would be in the best interests of the Fund to adopt an investment policy incorporating the 80% investment requirement, i.e. requiring that, under normal circumstances, the Fund invest at least 80% of its assets in U.S. Government securities. The Fund is named "Government Securities Fund" and is marketed to investors as such. The Fund's investment objective is to seek high current income, preservation of capital, and rising future income, consistent with prudent investment risk. Pacific Global Investment Management Company ("PGIMC"), the investment adviser to the Fund, and Spectrum Asset Management, Inc. ("Spectrum"), the sub-adviser to the Fund, have advised the Board that managing the Fund in compliance with the 80% requirement would be consistent with the Fund's investment objective and that currently, in practice, Spectrum frequently invests more than 65% of the Fund's assets in U.S. Government securities. The alternative would be to change the name of the Fund. Accordingly, PGIMC and Spectrum have advised the Board that they believe it would be more appropriate to adopt the 80% investment requirement. As a result, the Board believes that adopting the 80% investment requirement would be consistent with shareholder expectations and in the shareholders' best interests.

       Adopting the 80% investment requirement, however, will make it impossible for the Fund to maintain its current concentration policy. The Fund's current policy concerning concentration provides that:

                  "The Government Securities Fund may invest more than 25% of its total assets in dividend-paying utility company common stocks when Spectrum [Asset Management Inc.] anticipates that interest rates will decline."

Under this policy, the Fund uses investments in dividend paying common stocks of issuers in the public utilities industry as a substitute for investments in long-term bonds, in the circumstances described in more detail in the Statement of Additional Information for the Fund. Thus, while at times the Fund may have little or no investment in public utility company securities, when the sub-adviser determines that it is appropriate the Fund currently may invest up to 35% of its assets in public utility company securities.

       Adoption of the 80% investment requirement may make it impossible for the Fund to comply with its current policy on concentration. Once the 80% requirement is effective, in normal circumstances the Fund will not be able to invest more than 20% of its assets in securities that are not U.S. Government securities. As a result, circumstances could arise where the Fund would be unable to invest 25% of its assets in utility securities, even where the conditions set forth in the current Statement of Additional Information are met.

       To resolve this problem, the Board also has approved a change in the Fund's policy concerning concentration in effect to eliminate the current policy. If the proposal is approved, the Fund would adopt the following policy concerning concentration:

                  "The Fund will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of the Fund in that industry would exceed 25% of the current value of the total assets of the Fund."

This policy is the same as the concentration policy for the other series of the Corporation.

88214-1
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       The Board is advised that if this policy on concentration is approved by the shareholders, Spectrum intends to continue investing in dividend-paying stocks, where appropriate and consistent with the Fund's investment objective. However, the new 80% requirement will require less investment in dividend paying stocks. Thus, as compared to the Fund's practices under the current concentration policy, a smaller proportion may be invested in utility securities, both in comparison to the Fund's entire portfolio and that portion of its portfolio invested in dividend-paying securities.

       The proposed change in concentration policy requires a shareholder vote. The Fund is required to disclose its policy of concentrating investments in a particular industry or group of industries under section 8(b)(1) of the 1940 Act, and may not deviate from that policy unless it has obtained shareholder approval, as required by section 13(a)(3) of the 1940 Act.

       Accordingly, at a meeting on November 9, 2001, the Board approved (1) a non-fundamental change in the Fund's investment policies requiring that at least 80% of its assets be invested in U.S. Government securities, and (2) a change in its concentration policy to provide that the Fund may not concentrate its investments, as described above. The Board's decision was based on the factors and reasons discussed above.

       The change in the concentration policy is subject to shareholder approval. A shareholder vote is not required for the policy incorporating the 80% investment requirement; however, the Board voted that this change will not become effective unless the shareholders vote to approve the change in the concentration policy. (In addition, in the future the policy incorporating the 80% investment requirement may be changed only upon 60 days prior notice.) Accordingly, the shareholders are asked to vote and the Board recommends they approve a change in concentration policy for the Fund. If the shareholders approve the change in concentration policy, the new policies will both become effective on April 1, 2002.

       The Board believes that these changes will enable the Fund to comply with current securities regulations and continue meeting current shareholders' expectations.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE
THE NEW INVESTMENT POLICY CONCERNING INDUSTRY CONCENTRATION.

       If the Fund's shareholders do not approve the proposed change to the Fund's concentration policy, the Fund's current investment policy on industry concentration will remain in effect, the Fund will not adopt the policy incorporating the 80% investment requirement, and the Board will consider alternative ways to comply with Rule 35d-1 under the 1940 Act. Our alternative would be to change the name of the Fund.

                                 SHARE OWNERSHIP

To the knowledge of the Corporation, the name, address, amount and percentage of ownership of each person who owns of record or beneficially five percent or more of the Government Securities Fund's outstanding Class A and Class C shares as of December 31, 2001, are listed below:

NAME                                 ADDRESS                     AMOUNT          PERCENTAGE
GOVERNMENT SECURITIES FUND (A)
Donaldson Lufkin & Jenrette   One Pershing Plaza              196,102.5510         30.69%
                              Jersey City, NJ 07399
Charles Schwab                101 Montgomery Street           154,463.4470         24.18%
                              San Francisco, CA 94104
Barbara A. Kelley             437 West Walnut Street           61,676.5490          9.65%
                              Pasadena, CA 91103

88214-1

GOVERNMENT SECURITIES FUND(C)
Samuel P. Axe                 Riddle Village                   22,215.9560          5.30%
                              414 Hampton House
                              Media, PA 19063


The Corporation believes that the shares held by the financial institutions listed above were held by the persons indicated in accounts for their fiduciary, agency, or custodial clients.

The name, address, amount and percentage of ownership of each officer and director of the Corporation who owns voting securities of the Government Securities Fund's outstanding Class A or Class C shares, and of all officers and directors as a group, as of December 31, 2001, is as follows:

NAME                                 ADDRESS                     AMOUNT          PERCENTAGE
GOVERNMENT SECURITIES FUND (A)
L. Michael Haller             5924 Colodny Drive                4,312.8730          0.68%
                              Agoura Hills, CA 91301
George A. Henning             5447 Godbey Drive                   226.3870          0.04%
                              La Canada, CA 91011
Barbara A. Kelley             437 West Walnut Street           61,676.5490          9.65%
                              Pasadena, CA 91103
Takashi Makinodan             107 South Barrington Place        2,652.5820          0.42%
                              Los Angeles, CA 90049
Louise K. Taylor              140 Whispering Oaks Drive           403.7630          0.06%
                              Glendora, CA 91741-3986
Officers and Directors as a
Group                         N/A                              69,272.1180         10.85%

GOVERNMENT SECURITIES FUND (C)
Thomas Brinker                115 Locust Avenue                 2,995.2510          0.71%
                              Springfield, PA 19064
Officers and Directors as a
Group                         N/A                               2,995.2510          0.71%


                                OTHER INFORMATION

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND ADMINISTRATOR

INVESTMENT ADVISER: Pacific Global Investment Management Company is the investment adviser to the Fund and is located at 206 North Jackson Street, Suite 301, Glendale, CA 91206.

INVESTMENT SUB-ADVISER: Spectrum Asset Management, Inc. is the investment sub-adviser to the Fund and is located at 1301 Dove Street, Suite 970, Newport Beach, CA 92660.

88214-1
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PRINCIPAL UNDERWRITER: Pacific Global Fund Distributors, Inc. is the principal underwriter to the Fund and is located at 206 North Jackson Street, Suite 301, Glendale, CA 91206.

ADMINISTRATOR: Pacific Global Investor Services, Inc. is the administrator to the Fund and is located at 206 North Jackson Street, Suite 301, Glendale, CA 91206.


COSTS OF THE MEETING AND SOLICITATION

All costs associated with the Meeting, including the preparation of this Proxy Statement and the solicitation of proxies, will be borne by the Fund. Solicitation will be made primarily by mail, but also may be made by telephone, facsimile, telegraph and/or personal contact by regular employees of the Corporation or Pacific Global Investment Management Company. The Fund will also reimburse brokers and other nominees for their reasonable out-of-pocket expenses in communicating with the person(s) for whom they hold shares of the Funds.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board does not know of any other matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

As a general matter, the Corporation does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Corporation's shareholders should send such proposals to the Corporation at 206 North Jackson Street, Suite 301, Glendale, California 91206, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely fashion will not necessarily be included in the Corporation's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                    /s/ THOMAS H. HANSON
                                    ------------------------
                                    Thomas H. Hanson
                                    Secretary

Dated:  January 18, 2002

IMPORTANT: SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO PACIFIC ADVISORS FUND INC. IMMEDIATELY.

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                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

       The undersigned, revoking previous proxies, hereby appoint(s) George A. Henning and Thomas H. Hanson, or any one or more of them, attorney(s) with full power of substitution in each, to vote all the shares of the Government Securities Fund, a separate series of Pacific Global Fund, Inc., d/b/a Pacific Advisors Fund Inc. (the "Corporation"), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Government Securities Fund to be held at the offices of the Corporation, 206 North Jackson Street, Suite 301, Glendale, California 91206, on March 15, 2002, at 9:00 a.m. PST, and at any adjournment thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement, dated January 18, 2002, is hereby acknowledged. If not revoked, this proxy shall be voted to:

       Approve a change in concentration policy for the Government Securities Fund;

     For   [ ]     Against   [ ]     Abstain   [ ]

THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE ABOVE. AS TO ANY OTHER MATTER, SAID ATTORNEY(S) SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

---------------                -----------------------------
    Date                                Signature(s)

[Information regarding Acct. No. and Name to be provided by the Fund Company]

---------------                -----------------------------
  Account No.                              Name

                               NOTE:Signature(s) should agree with name(s)
                                    as printed herein.  Executors,
                                    Administrators, Trustees, etc., should
                                    so indicate.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


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